UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 17, 2025
Date of Report (Date of earliest event reported)

Mifflinburg Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-284191	23-2362874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 East Chestnut Street
Mifflinburg, PA 17844
(Address of principal executive offices)

570-966-1041
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As provided in the Agreement and Plan of Merger dated September 24, 2024 between Mifflinburg Bancorp, Inc. (the "Corporation") and Northumberland Bancorp, on July 17, 2025, the Board of Directors of the Corporation amended its Bylaws to provide (i) that the Board of Directors shall consist of twelve (12) members, and (ii) that J. Donald Steele, Jr. shall be excepted from the age 73 mandatory retirement age. In connection with those amendments, the vacancy provision was repealed. A copy of the Bylaws, as amended, is attached as Exhibit 3(ii) to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit Number	Description

3(ii)	Bylaws of Mifflinburg Bancorp, Inc., as amended July 17, 2025

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 17, 2025	Mifflinburg Bancorp, Inc.

	By:	/s/ Thomas C. Graver Jr.
	Name:	Thomas C. Graver Jr., CPA
	Title:	Executive Vice President & Chief Financial Officer